Common Stock	12 Months Ended
Dec. 31, 2023
Equity [Abstract]
Common Stock

Note 5 – Common Stock

The Company issued 632,500 shares of common stock during the year ended December 31, 2022 for gross proceeds of $2,530,000, of which the Company received net proceeds of $2,442,000, due to fees and other expenses. The Company received $1,892,065 of these proceeds in advance of the shares being issued during the year ended December 31, 2021 and recorded stocks to be issued for these proceeds received in advance.

The Company issued 7,552,000 shares of common stock during the year ended December 31, 2021 for total proceeds of $2,306,000. $250,000 of proceeds were received in advance and recorded as stocks to be issued.

On December 13, 2022, the Company cancelled 1,400,000 common shares and converted these shares into Series B preferred stock.

On December 14, 2022, the Company amended its Articles of Incorporation to, among other things, increase the number of authorized shares of common stock from 90,000,000 to 500,000,000.

On March 7, 2023, the Company issued 150,000 shares of common stock to the investors in the July 2022 private placement. The shares were issued as consideration for its agreement with Revere Securities to modify its engagement letter with the Company.

On June 1, 2023, the Company cancelled 500,000 common shares and converted these shares into Series B preferred stock.

On July 10, 2023, the Company’s Board of Directors approved a 1-for-2 reverse stock split of our issued and outstanding shares of common stock. In accordance with Staff Accounting Bulletin Topic 4.C, the Company has given retroactive effect to reverse stock split. In addition and in accordance with FASB ASC 260, Earnings Per Share, the Company has retroactively adjusted the computations of basic and diluted share calculations.

The common stock par value is $0.01.